                                                                   Exhibit 23.02

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos.: 333-79941, 333-82945,333-84663, 333-88917,
333-89893, 333-91241, 333-91239, 333-91285, 333-91897,333-89893, 333-92439,
333-92441, 333-92435, 333-92439, 333-94225, 333-94365, 333-94753, 333-94753,
333-94225, 333-89893, 333-92435, 333-91897, 333-91239, 333-91241, 333-88917,
333-91285, 333-92441, 333-92439, 333-94365, 333-34400, 333-36034, 333-36156,
333-34400, 333-36156, 333-38738, 333-39086, 333-39818, 333-39086, 333-39858,
333-39086, 333-43628, 333-45788, 333-45794, 333-45898, 333-46124, 333-47920,
333-47922, 333-51118, 333-56004, 333-56960, 333-57328) dated June 4, 1999, July
15, 1999, August 6, 1999, October 13, 1999, October 29, 1999, November 18, 1999,
November 18, 1999, November 19, 1999, December 1, 1999,December 9, 1999, December 9, 1999, December 9, 1999, December 9, 1999, January 4, 2000, January 7, 2000, January 10, 2000, January 14, 2000, February 4, 2000, February 4, 2000,
February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000, February 4, 2000,
February 10, 2000, April 10, 2000, May 1, 2000, May 3, 2000, May 9, 2000, May 9,
2000, June 7, 2000, June 12, 2000, June 21, 2000, June 21, 2000, June 22, 2000,
June 22, 2000, August 11, 2000, September 14, 2000, September 14, 2000,
September 15, 2000, September 19, 2000, October 13, 2000, October 13, 2000, December 1, 2000, February 21, 2001, March 13, 2001, March 20, 2001,
respectively, of Cisco Systems, Inc. and incorporation by reference in the Registration Statements on Form S-8 (Nos.: 33-63331, 33-64283, 333-64283 [Post Eff.], 333-01069, 333-02101, 333-05447 [Post Eff.], 333-09903, 333-14383,
333-14661, 333-14679, 333-16577, 333-17287, 333-24741, 333-33613, 333-33619,
333-35805, 333-01069 [Post Eff.] 333-34849 [Post Eff.], 33-40509 [Post Eff.]
33-44221 [Post Eff.] 33-71860 [Post Eff.] 33-87096 [Post Eff.] , 333-42249,
333-47159, 333-48949, 333-48949 [Post Eff.], 333-51093, 333-51315, 333-42249
[Post Eff.], 333-64651, 333-65871, 333-68335, 333-69117,333-74237, 333-79717,
333-79721, 333-81971, 333-83045, 333-83277, 333-88695, 333-88699, 333-88831,
333-90883, 333-90885, 333-83227 [Post Eff.], 333-91813, 333-91911, 333-93283,
333-93281, 333-96203, 333-96367, 333-35246, 333-36124, 333-36126, 333-36414,
333-39108, 333-39902, 333-43120, 333-43632, 333-45478, 333-47828, 333-51114,
333-51280, 333-54248, 333-55742, 333-56224, 333-56756, 333-56916, and 333-58556)
dated October 11, 1995, November 15, 1995, February 20, 1996, February 20, 1996, April 1, 1996, July 29, 1996, August 9, 1996, October 18, 1996, October 23,
1996, October 23, 1996, November 21, 1996, December 5, 1996, April 8, 1997,
August 14, 1997, August 14, 1997, September 17, 1997, December 10, 1997,
December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 15, 1997, March 2, 1998, March 31, 1998, April 13,
1998, April 27, 1998, April 29, 1998,September 28, 1998, September 29, 1998,
October 19, 1998, December 3, 1998, December 17, 1998, March 11, 1999, June 1,
1999, June 1, 1999, June 30, 1999, July 16, 1999, July 20, 1999, October 8,
1999, October 8, 1999, October 12, 1999, November 12, 1999, November 12, 1999,
November 12, 1999, November 30, 1999, December 1, 1999, December 21, 1999, December 21, 1999, February 4, 2000, February 8, 2000, April 20, 2000, May 2, 2000, May 2, 2000, May 5, 2000, June 12, 2000, June 22, 2000, August 4, 2000,
August 11, 2000, September 8, 2000, October 12, 2000, December 1, 2000, December 5, 2000, January 24, 2001, February 16, 2001, February 26, 2001, March 8, 2001,
March 12, 2001, April 9, 2001, respectively, of Cisco Systems, Inc. of our report dated August 7, 2001, relating to the consolidated financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated August 7, 2001 relating to the financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
------------------------------
San Jose, California
September 21, 2001